RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
RELATED PARTY TRANSACTIONS

NOTE 20 – RELATED PARTY TRANSACTIONS

Loan to Minority Shareholder of 2degrees:

In November 2010, in order to enable the Maori-owned shareholder of 2degrees (the “Maori Shareholder”) to fund capital calls by 2degrees and thus maintain its minority stake in 2degrees, the Company and the Maori Shareholder entered into agreements pursuant to which the Company made loans to the Maori Shareholder. The loans accrued interest at a rate of 10.5% per year and were payable quarterly in arrears. The loans were secured by the shares of 2degrees acquired by the Maori Shareholder with the related loan proceeds together with other 2degrees shares owned by the Maori Shareholder. In August 2013, the Company and the Maori Shareholder entered into an amendment whereby the Borrower was able to elect to pay in lieu of cash all or any portion of the interest due and payable to the Company by transferring 2degrees shares to the Company.

In August 2014, the Maori Shareholder transferred 11,101,917 2degrees shares to the Company in full repayment of the principal and interest due and payable to the Company of $14.1 million. The difference between the carrying value of the shares and the fair value of consideration transferred resulted in a decrease to members’ interest of the Company. As a result of this transfer, the Company’s ownership interest in 2degrees increased 2.91% . Interest income on the loan to the minority shareholder of 2degrees was $0.7 million for the year ended December 31, 2014.

Agreement between Trilogy and SHC:

On July 31, 2013, the Company entered into an agreement (the “Agreement”) with (i) Salamanca Holding Company (“SHC”), a Delaware limited liability company owned by Stewart Sherriff (then Trilogy’s Chief Technology Officer and 2degrees’ interim Chief Executive Officer and now 2degrees’ Chief Executive Officer), Richard A. Dunn Jr. (Trilogy’s former Chief Financial Officer and a Trilogy employee through July 31, 2013) and Ian Beckett (a Trilogy contractor through July 31, 2013), and (ii) each of these three individuals. Pursuant to the Agreement, Trilogy transferred to SHC 80% of Trilogy’s interest in its wholly owned subsidiary in exchange for 2,140 Class C Units of Trilogy held by the three individuals.

Since 2008, Salamanca Solutions International LLC (“SSI”) has licensed billing and customer relations management intellectual property that it owned, known as Omega (the “Omega IP”), and associated software support and development services, to the Company’s subsidiaries in Bolivia, the Dominican Republic and Haiti. These companies paid maintenance fees to SSI that covered most of the operating costs of SSI. In 2012, Trilogy sold its Haitian subsidiary (see Note 3 – Discontinued Operations) and the acquirer did not extend the maintenance agreement with SSI. The Company believes that SHC, as the majority owner of SSI, intends to concentrate on locating new sources of revenue from third party customers for the Omega IP and related software services that SSI can provide. Trilogy, through a wholly owned subsidiary, holds an option to acquire the Omega IP at nominal cost if SSI ceases business operations in the future. Trilogy has the right to appoint one of four members of the SSI board of directors and has certain veto rights over significant SSI business decisions. The impact on our consolidated results related to SSI was a decrease to net loss by $42 thousand and an increase to net loss by $0.6 million for the years ended December 31, 2016 and 2015, respectively.